UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 10, 2011
Online Resources Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-26123	52-1623052

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4795 Meadow Wood Lane, Chantilly, Virginia	20151

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 703-653-3100
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On May 10, 2011, we announced our financial results for the first quarter ended March 31, 2011. A copy of our press release containing the announcement is included as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
A copy of our press release containing the announcement is included as Exhibit 99.1 to this Current Report on Form 8-K.
The attached press release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles, or GAAP. To supplement our financial statements presented in accordance with GAAP, we report Ebitda, Adjusted Ebitda and Core Net Income, non-GAAP financial measures commonly used in our industry as measures of performance. Ebitda is defined as net income before interest, taxes, depreciation and amortization expense. Adjusted Ebitda is defined as net income before interest, taxes depreciation and amortization, and equity compensation expense. Core net income is a non-GAAP measure defined as net income available to common stockholders before the amortization of acquisition-related intangible assets, equity compensation expense, income tax benefit from the release of valuation allowance, income (costs) related to the fair market valuation of certain derivatives, preferred stock accretion related to the redemption premium and all other non-recurring charges. These measures should be considered in addition to results prepared in accordance with GAAP, and are not substitutes for, or superior to, GAAP results. The non-GAAP measures are provided to enhance the investors’ overall understanding of our current financial performance and our prospects for the future. Consistent with our historical practice, these non-GAAP measures have been reconciled to the nearest GAAP measure.
The information contained in this Item 2.02, including the exhibit referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement we file under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Online Resources Corporation
May 10, 2011	By:	/s/ Catherine A. Graham
		Name:	Catherine A. Graham
		Title:	Executive Vice President, Chief Financial Officer

Exhibit Index

Exhibit
No.	Description
99.1	Results of Operations and Financial Condition